IDS
                                                                    Progressive
                                                                           Fund
                                                         1999 SEMIANNUAL REPORT

(icon of) ruler



The goal of IDS Progressive Fund, Inc.
is long-term growth of capital.

Distributed by American Express Financial Advisors Inc.

AMERICAN EXPRESS Financial Advisors

The Power of Patience

Everyone likes to get a bargain. In the investment world, bargains are known as "value" stocks -- stocks whose prices are believed to be low in relation to the true worth of their respective companies. In the case of Progressive Fund, the focus is on small-company value stocks, which can get overlooked as investors try to find a new "high-flier." Many of these companies have already proved themselves in the marketplace and are financially sound. Patient investors may benefit, however, when such stocks get rediscovered and eventually rise to their fair values.


CONTENTS
From the Chairman                         3
From the Portfolio Manager                3
Fund Facts                                5
The 10 Largest Holdings                   6
Financial Statements                      7
Notes to Financial Statements            10
Investments in Securities                19

(picture of) Arne H. Carlson
Arne H. Carlson
Chairman of the board

From the Chairman
It is an honor for me to join the IDS Mutual Fund Group as chairman of the board and chief executive officer for each of the funds. I have served for the past eight years as governor of Minnesota and also for the past 20 years as a constitutional officer responsible for the pension investments made on behalf of government employees. My responsibility in the upcoming years is to serve your interests.

By law, half the members of a mutual fund board must be independent of their investment manager and distributor. I am one of those persons. I am not an employee of American Express Financial Corporation (AEFC), nor do I own stock in American Express Company. Both are fine companies, but the law clearly states that to fully represent your interests I must be independent.

Having said that, I have a great deal of respect for the capabilities of AEFC and for the services it provides to investors. Your financial advisor assists you in financial planning, conducts regular investment reviews and responds to your questions and needs. This is a very personal service that makes AEFC a partner in your financial future. I know that AEFC has an investment focus on the long-term performance of our economy and that it wants you to participate in that growth. Consistent with that, our board is here to serve you and represent your interests in a professional manner.


Arne H. Carlson

(picture of) Kurt Winters
Kurt Winters
Portfolio manager

From the Portfolio Manager
IDS Progressive Fund recorded a double-digit return for the first half of the fiscal year, as the U.S. stock market staged an impressive recovery. For the six months -- October 1998 through March 1999 -- the Fund's Class A shares generated a total return of 10.17%. (A portion of the return came in the form of a capital gain, which was paid to shareholders in December 1998 and reduced the Fund's net asset value by the same amount at that time.)

When the period started, the U.S. stock market had just finished dusting itself off from a nasty tumble that began in mid-summer of 1998 and ultimately took the market down by nearly 20%. Wasting no time, stocks set out to regain the lost ground last fall. With support from three reductions in short-term interest rates by the Federal Reserve, stocks quickly gained momentum and powered their way through the winter. After backing off a bit in February, the market capped the run by soaring to an all-time high just before the period came to a close in March.

A SELECT GROUP
As has been the case in recent years, the resurgence was most often led by a relatively small number of large-capitalization growth stocks and high-flying Internet-related issues. The Fund's focus, on the other hand, is on small- and mid-size stocks whose prices appear to offer above-average value in relation to their respective companies' fundamental strengths and earnings potential. Therefore, while the Fund's performance was clearly positive for the period, the bias of the market continued to work against its investment style.

Looking at the make-up of the portfolio, I kept the greatest portion (about 25%) in financial services stocks. Most of the remaining investments were divided in roughly equal amounts (between 12% and 16% each) among technology, utility, industrial and health care stocks. Over the six months, technology and financial services issues made the greatest contributions to the Fund's gain.

As the second half of the fiscal year begins, the stock market continues to experience very narrow leadership; the largest growth stocks, helped in recent months by the soaring Internet sector, remain responsible for the lion's share of the market's returns.

Its value approach has kept the Fund from fully participating in the market's recent climb. But with inflation still in check, the economy still humming and growth picking up in other parts of the world, a broader range of stocks could begin to show good performance. The Fund is structured to respond to just such a rally. But if the market's tone deteriorates, the Fund's avoidance of the riskier, high-flying stocks should allow it to hold up relatively well.


Kurt Winters

Fund Facts

Class A -- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 1999                                                        $7.34
Sept. 30, 1998                                                        $7.93
Decrease                                                              $0.59

Distributions -- Oct. 1, 1998 - March 31, 1999
From income                                                           $0.05
From capital gains                                                    $1.37
Total distributions                                                   $1.42
Total return*                                                        +10.17%**

Class B -- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 1999                                                        $7.21
Sept. 30, 1998                                                        $7.80
Decrease                                                              $0.59

Distributions -- Oct. 1, 1998 - March 31, 1999
From income                                                           $  --
From capital gains                                                    $1.37
Total distributions                                                   $1.37
Total return*                                                         +9.74%**

Class Y -- 6-month performance
(All figures per share)

Net asset value (NAV)
March 31, 1999                                                        $7.35
Sept. 30, 1998                                                        $7.94
Decrease                                                              $0.59

Distributions -- Oct. 1, 1998 - March 31, 1999
From income                                                           $0.05
From capital gains                                                    $1.37
Total distributions                                                   $1.42
Total return*                                                        +10.21%**
 *The prospectus discusses the effect of sales charges, if any, on the various classes.
**The total return is a hypothetical investment in the Fund with all distributions reinvested.

The 10 Largest Holdings

                                         Percent                 Value
                                      (of net assets)    (as of March 31, 1999)
 Federated Investors Cl B                  2.15%               $11,821,874
 FORE Systems                              2.15                 11,816,405
 Danaher                                   2.14                 11,756,250
 TCF Financial                             2.03                 11,179,999
 Southwest Airlines                        1.77                  9,755,625
 Martin Marietta Materials                 1.73                  9,512,319
 Meyer (Fred)                              1.71                  9,420,000
 Tosco                                     1.62                  8,932,500
 Jacobs Engineering Group                  1.58                  8,676,250
 Wendy's Intl                              1.55                  8,531,250

For further detail about these holdings, please refer to the section entitled "Investments in Securities" herein.


(icon of) pie chart
                           The 10 holdings listed here
                           make up 18.43% of net assets


Financial Statements

Statement of assets and liabilities
IDS Progressive Fund, Inc.

March 31, 1999 (Unaudited)
 Assets
Investments in securities, at value (Note 1):
   Investments in securities of unaffiliated issuers (identified cost
   $514,915,308)                                                                      $545,086,585
   Investments  in securities  of affiliated  issuers
   (identified cost $6,912,502)                                                          6,932,500
                    ----------                                                           ---------
Total investments in securities (identified cost: $521,827,810)                        552,019,085
Cash in bank on demand deposit                                                             885,302
Dividends and accrued interest receivable                                                  667,027
Receivable for investment securities sold                                                2,559,497
                                                                                         ---------
Total assets                                                                           556,130,911
                                                                                       -----------

Liabilities
Payable for investment securities purchased                                              5,466,074
Payable upon return of securities loaned (Note 4)                                          612,500
Accrued investment management services fee                                                   9,527
Accrued distribution fee                                                                     1,903
Accrued service fee                                                                          3,418
Accrued transfer agency fee                                                                  2,942
Accrued administrative services fees                                                           867
Other accrued expenses                                                                      81,344
                                                                                            ------
Total liabilities                                                                        6,178,575
                                                                                         ---------
Net assets applicable to outstanding capital stock                                    $549,952,336
                                                                                      ============

Represented by
Capital stock-- $.01 par value (Note 1)                                               $    751,459
Additional paid-in capital                                                             543,888,109
Undistributed net investment income                                                      1,630,978
Accumulated net realized gain (loss)                                                   (26,509,485)
Unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies                          30,191,275
                                                                                        ----------
Total -- representing net assets applicable to outstanding capital stock              $549,952,336
                                                                                      ============
Net assets applicable to outstanding shares:             Class A                      $448,694,043
                                                         Class B                      $ 91,499,756
                                                         Class Y                      $  9,758,537
Net asset value per share of outstanding capital stock:  Class A shares   61,123,322  $       7.34
                                                         Class B shares   12,694,060  $       7.21
                                                         Class Y shares    1,328,472  $       7.35


Statement of operations
IDS Progressive Fund, Inc.

Six months ended March 31, 1999 (Unaudited)

Investment income
Income:
Dividends                                                                  $  4,020,086
Interest                                                                        777,563
   Less foreign taxes withheld                                                      (14)
                                                                                    ---
Total income                                                                  4,797,635
                                                                              ---------
Expenses (Note 2):
Investment management services fee                                            1,482,156
Distribution fee-- Class B                                                      348,090
Transfer agency fee                                                             440,877
Incremental transfer agency fee
   Class A                                                                       26,532
   Class B                                                                       14,358
Service fee
   Class A                                                                      403,501
   Class B                                                                       80,964
   Class Y                                                                        4,577
Administrative services fees and expenses                                       165,518
Compensation of board members                                                     5,706
Custodian fees                                                                   43,913
Postage                                                                          93,595
Registration fees                                                                40,357
Reports to shareholders                                                          19,697
Audit fees                                                                       12,750
Other                                                                            14,617
                                                                                 ------
Total expenses                                                                3,197,208
   Earnings credits on cash balances (Note 2)                                   (16,808)
                                                                                -------
Total net expenses                                                            3,180,400
                                                                              ---------
Investment income (loss) -- net                                               1,617,235
                                                                              ---------

Realized and unrealized gain (loss) -- net

Net realized gain (loss) on:
   Security transactions (Note 3)                                           (27,236,541)
   Financial futures contracts                                                  727,690
                                                                                -------
Net realized gain (loss) on investments                                     (26,508,851)
Net change in unrealized appreciation (depreciation) on investments and on
   translation of assets and liabilities in foreign currencies               79,497,073
                                                                             ----------
Net gain (loss) on investments and foreign currencies                        52,988,222
                                                                             ----------
Net increase (decrease) in net assets resulting from operations             $54,605,457
                                                                            ===========



Statements of changes in net assets
IDS Progressive Fund, Inc.
                                                                      March 31, 1999    Sept. 30, 1998
                                                                     Six months ended     Year ended
                                                                        (Unaudited)

Operations and distributions
Investment income (loss)-- net                                         $  1,617,235      $  2,820,587
Net realized gain (loss) on investments                                 (26,508,851)       92,537,477
Net change in unrealized appreciation (depreciation) on investments
   and on translation of assets and liabilities in foreign currencies    79,497,073      (191,018,105)
                                                                         ----------      ------------
Net  increase  (decrease)  in net  assets  resulting  from  operations   54,605,457       (95,660,041)
                                                                         ----------       -----------
Distributions to shareholders from:
   Net investment income
      Class A                                                            (2,493,432)       (3,793,152)
      Class B                                                                   (27)         (199,753)
      Class Y                                                               (53,923)          (65,315)
   Net realized gain
      Class A                                                           (75,429,332)      (38,328,394)
      Class B                                                           (15,387,157)       (5,367,116)
      Class Y                                                            (1,410,207)         (588,363)
                                                                         ----------          --------
Total distributions                                                     (94,774,078)      (48,342,093)
                                                                        -----------       -----------
Capital share transactions (Note 5)
Proceeds from sales
   Class A shares (Note 2)                                              107,016,157       145,734,679
   Class B shares                                                        17,842,385        50,364,870
   Class Y shares                                                         2,431,805         4,636,324
Reinvestment of distributions at net asset value
   Class A shares                                                        73,240,210        40,469,236
   Class B shares                                                        15,207,266         5,515,374
   Class Y shares                                                         1,464,130           653,678
Payments for redemptions
   Class A shares                                                      (144,082,520)     (111,768,366)
   Class B shares (Note 2)                                              (18,000,617)      (10,558,219)
   Class Y shares                                                        (1,409,648)       (2,681,201)
                                                                         ----------        ----------
Increase (decrease) in net assets from capital share transactions        53,709,168       122,366,375
                                                                         ----------       -----------
Total increase (decrease) in net assets                                  13,540,547       (21,635,759)
Net assets at beginning of period                                       536,411,789       558,047,548
                                                                        -----------       -----------
Net assets at end of period                                            $549,952,336      $536,411,789
                                                                       ============      ============
Undistributed net investment income                                    $  1,630,978      $  2,561,125
                                                                       ------------      ------------


Notes to Financial Statements

IDS Progressive Fund, Inc.
(Unaudited as to March 31, 1999)


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The Fund is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund has 10 billion authorized shares of capital stock. The Fund invests primarily in undervalued common stocks.

The Fund offers  Class A, Class B and Class Y shares.

o Class A shares are sold with a front-end sales charge.
o Class B shares may be subject to a contingent deferred sales charge and automatically convert to Class A shares during the ninth calendar year of ownership.
o Class Y shares have no sales charge and are offered only to qualifying institutional investors.

All classes of shares have identical voting, dividend and liquidation rights. The distribution fee, transfer agency fee and service fee (class specific expenses) differs among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

Use of estimates
Preparing  financial  statements that conform to generally  accepted  accounting
principles   requires   management  to  make  estimates  (e.g.,  on  assets  and
liabilities) that could differ from actual results.

Valuation of securities All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. Securities for which market quotations are not readily available are valued at fair value according to methods selected in good faith by the board. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost.

Option transactions

To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and write options traded on any U.S. or foreign exchange or in the over-the-counter market where completing the obligation depends upon the credit standing of the other party. The Fund also may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid.

Futures transactions
To gain exposure to or protect itself from market changes, the Fund may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund also may buy and write put and call options on these futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign currency translations and foreign currency contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. In the statement of operations, net realized gains or losses from foreign currency transactions, if any, may arise from sales of foreign currency, closed forward contracts, exchange gains or losses realized between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes.

The Fund may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuation. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. The Fund is subject to the credit risk that the other party will not complete its contract obligations.

Federal taxes
The Fund's policy is to comply with all sections of the Internal Revenue Code that apply to regulated investment companies and to distribute all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of deferred losses on certain futures contracts, the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes and losses deferred due to "wash sale" transactions. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

Dividends to shareholders
An annual dividend from net investment income, declared and paid at the end of the calendar year, when available is reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the income dividend.

Other
Security transactions are accounted for on the date securities are purchased or sold. Dividend income is recognized on the ex-dividend date and interest income, including level-yield amortization of premium and discount, is accrued daily.

2. EXPENSES AND SALES CHARGES
The Fund entered into agreements  with American  Express  Financial  Corporation
(AEFC) for managing its portfolio and providing administrative services. Under an Investment Management Services Agreement, AEFC determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets in reducing percentages from 0.64% to 0.515% annually. The fee is adjusted upward or downward by a performance incentive adjustment based on the Fund's average daily net assets over a rolling twelve-month period measured against the change in the Lipper Capital Appreciation Fund Index. The maximum adjustment is 0.12% of the Fund's average daily net assets after deducting 1% from the performance difference. If the performance difference is less than 1%, the adjustment will be zero. The adjustment decreased the fee by $291,101 for the six months ended March 31, 1999.

Under an Administrative Services Agreement, the Fund pays AEFC a fee for administration and accounting services at a percentage of the Fund's average daily net assets in reducing percentages from 0.06% to 0.035% annually. Additional administrative service expenses paid by the Fund are office expenses, consultants' fees and compensation of officers and employees. Under this agreement, the Fund also pays taxes, audit and certain legal fees, registration fees for shares, compensation of board members, corporate filing fees and any other expenses properly payable by the Fund and approved by the board.

Under a separate Transfer Agency Agreement, American Express Client Service Corporation (AECSC) maintains shareholder accounts and records. The Fund pays AECSC an annual fee per shareholder account for this service as follows:

o  Class A $19
o  Class B $20
o  Class Y $15

Under terms of a prior agreement that ended Jan. 31, 1999, the Fund paid a transfer agency fee at an annual rate per shareholder account of $15 for Class A and $16 for Class B. Effective April 1, 1999, the annual rate per shareholder account will change to $17 for Class Y.

The Fund entered into agreements with American Express Financial Advisors Inc. for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a distribution fee at an annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares for distribution services.

Under a Shareholder Service Agreement, the Fund pays a fee for service provided to shareholders by financial advisors and other servicing agents. The fee is calculated at a rate of 0.175% of the Fund's average daily net assets attributable to Class A and Class B shares and 0.10% of the Fund's average daily net assets attributable to Class Y shares.

Sales charges received by American Express Financial Advisors Inc. for distributing Fund shares were $437,302 for Class A and $46,661 for Class B for the six months ended March 31, 1999. The Fund also pays custodian fees to American Express Trust Company, an affiliate of AEFC.

During the six months ended March 31, 1999, the Fund's custodian and transfer agency fees were reduced by $16,808 as a result of earnings credits from overnight cash balances.

3. SECURITIES TRANSACTIONS
Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $385,335,435 and $385,328,949, respectively, for the six months ended March 31, 1999. Realized gains and losses are determined on an identified cost basis.

Brokerage commissions paid to brokers affiliated with AEFC were $37,662 for the six months ended March 31, 1999.

4. LENDING OF PORTFOLIO SECURITIES
As of March 31, 1999, securities valued at $514,063 were on loan to brokers. For collateral, the Fund received $612,500 in cash. Income from securities lending amounted to $29,271 for the six months ended March 31, 1999. The risks to the Fund of securities lending are that the borrower may not provide additional collateral when required or return the securities when due.

5. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                                  Six months ended March 31, 1999
                                         Class A            Class B           Class Y
Sold                                   13,809,274          2,308,785          317,314
Issued for reinvested distributions     9,829,577          2,074,096          196,422
Redeemed                              (18,618,102)        (2,402,929)        (184,440)
                                      -----------         ----------         --------
Net increase (decrease)                 5,020,749          1,979,952          329,296

                                                    Year ended Sept. 30, 1998
                                         Class A            Class B           Class Y
Sold                                   15,286,298          5,302,810          478,118
Issued for reinvested distributions     4,355,284            600,283           70,318
Redeemed                              (11,840,846)        (1,132,460)        (273,628)
                                      -----------         ----------         --------
Net increase (decrease)                 7,800,736          4,770,633          274,808


6. BANK BORROWINGS
The Fund entered into a revolving credit agreement with U.S. Bank, N.A., whereby the Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The Fund must have asset coverage for borrowings not to exceed the aggregate of 333% of advances equal to or less than five business days plus 367% of advances over five business days. The agreement, which enables the Fund to participate with other IDS Funds, permits borrowings up to $200 million, collectively. Interest is charged to each Fund based on its borrowings at a rate equal to the Federal Funds Rate plus 0.30% or the Eurodollar Rate (Reserve Adjusted) plus 0.20%. Borrowings are payable up to 90 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.05% per annum. The Fund had no borrowings outstanding during the six months ended March
31, 1999.

7. FINANCIAL HIGHLIGHTS

The tables below show certain important financial information for evaluating the Fund's results.

Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                                          Class A

                                                      1999b      1998       1997       1996      1995

Net asset value, beginning of period                 $7.93     $10.17    $  8.23      $7.66     $6.94

Income from investment operations:

Net investment income (loss)                           .03        .05        .08        .09       .13

Net gains (losses) (both realized and unrealized)      .80      (1.43)      2.54        .96      1.01

Total from investment operations                       .83      (1.38)      2.62       1.05      1.14

Less distributions:

Dividends from net investment income                  (.05)      (.08)      (.08)      (.13)     (.12)

Distributions from realized gains                    (1.37)      (.78)      (.60)      (.35)     (.30)

Total distributions                                  (1.42)      (.86)      (.68)      (.48)     (.42)

Net asset value, end of period                       $7.34    $  7.93     $10.17      $8.23     $7.66


Ratios/supplemental data

                                                                          Class A

                                                     1999b       1998       1997       1996      1995

Net assets, end of period (in millions)              $449        $445       $491       $368      $337

Ratio of expenses to average daily net assetsc      1.00%d      1.02%      1.10%      1.04%     1.04%

Ratio of net investment income (loss)
to average daily net assets                          .69%d       .57%       .95%      1.21%     1.85%

Portfolio turnover rate
(excluding short-term securities)                     71%        116%        60%        56%       60%

Total returne                                      10.17%     (14.77%)    33.87%     14.39%    17.63%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b For the six months ended March 31, 1999 (Unaudited).
c Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
d Adjusted to an annual basis.
e Total return does not reflect payment of a sales charge.



Fiscal period ended Sept. 30,

Per share income and capital changesa

                                                      Class B                                Class Y

                                        1999c   1998    1997   1996  1995b        1999c   1998    1997   1996   1995b

Net asset value,
beginning of period                    $7.80  $10.03   $8.15  $7.63 $6.88        $7.94  $10.18   $8.24  $7.67  $6.88

Income from investment operations:
Net investment
income (loss)                             --      --    .03     .06   .02          .03     .06     .09    .11    .06

Net gains (losses) (both
realized and unrealized)                 .78   (1.42)   2.49    .92   .73          .80   (1.43)   2.54    .95    .73

Total from investment
operations                               .78   (1.42)   2.52    .98   .75          .83   (1.37)   2.63   1.06    .79

Less distributions:

Dividends from net
investment income                         --    (.03)   (.04)  (.11)   --         (.05)   (.09)   (.09)  (.14)    --

Distributions from
realized gains                         (1.37)   (.78)   (.60)  (.35)   --        (1.37)   (.78)   (.60)  (.35)    --

Total distributions                    (1.37)   (.81)   (.64)  (.46)   --        (1.42)   (.87)   (.69)  (.49)    --

Net asset value,
end of period                          $7.21   $7.80  $10.03  $8.15  $7.63       $7.35   $7.94  $10.18  $8.24  $7.67

Ratios/supplemental data

                                                      Class B                               Class Y

                                        1999c   1998    1997   1996   1995b       1999c   1998    1997   1996   1995b

Net assets, end of
period (in millions)                     $91     $84     $60    $25     $7         $10      $8      $7     $3     $2

Ratio of expenses to
average daily net assetsd              1.77%e  1.78%   1.87%  1.81%  1.84%e       .92%e   .95%    .98%   .87%   .88%e

Ratio of net investment
income (loss) to average
daily net assets                       (.08%)e (.21%)   .21%   .36%  1.03%e       .78%e   .62%   1.09%  1.31%  1.95%e

Portfolio turnover rate
(excluding short-term
securities)                              71%    116%     60%    56%    60%         71%    116%     60%    56%     60%
Total returnf                          9.74% (15.42%) 32.85% 13.51% 10.90%      10.21% (14.70%) 34.06% 14.56%  11.53%

a For a share outstanding  throughout the period. Rounded to the nearest cent.
b Inception  date was March 20,  1995.
c For the six months  ended March 31, 1999 (Unaudited).
d Effective  fiscal year 1996,  expense ratio is based on total  expenses of the
  Fund before reduction of earnings credits on cash balances.
e Adjusted to an annual basis.
f Total return does not reflect payment of a sales  charge.

Investments in Securities

IDS Progressive Fund, Inc.
March 31, 1999 (Unaudited)

(Percentages represent value of investments compared to net assets)

Common stocks (99.8%)
Issuer                                                       Shares            Value(a)

Aerospace & defense (2.8%)
Goodrich (BF)                                                165,000         $5,661,562
Howmet Intl                                                  375,000(b)       5,367,188
Northrop Grumman                                              70,000          4,191,250
Total                                                                        15,220,000

Airlines (1.8%)
Southwest Airlines                                           322,500          9,755,625

Automotive & related (3.3%)
Dana                                                         125,000          4,750,000
Federal-Mogul                                                135,000          5,805,000
Tower Automotive                                             400,000(b)       7,450,000
Total                                                                        18,005,000

Banks and savings & loans (10.1%)
Bank One                                                     110,000          6,056,875
Comerica                                                      85,000          5,307,188
First Virginia Banks                                         137,500          6,282,031
Marshall & Ilsley                                             72,500          4,019,219
Mercantile Bancorp                                           110,000          5,225,000
Regions Financial                                            150,000          5,193,750
Southtrust                                                   165,000          6,156,563
TCF Financial                                                430,000         11,179,999
UnionBanCal                                                  200,000          6,812,499
Total                                                                        56,233,124

Building materials & construction (1.7%)
Martin Marietta Materials                                    166,700          9,512,319

Chemicals (3.4%)
Air Products & Chemicals                                      75,000          2,568,750
Fuller (HB)                                                  110,000          6,483,125
Great Lakes Chemical                                         170,000          6,247,500
Union Carbide                                                 70,000          3,163,125
Total                                                                        18,462,500

Commercial finance (1.4%)
Finova Group                                                 150,000          7,781,250

Computers & office equipment (6.6%)
DAOU Systems                                               1,180,000(b,e,f)   6,932,500
FORE Systems                                                 625,000(b)      11,816,405
Keane                                                        235,000(b)       5,008,438
Network Associates                                           135,000(b)       4,142,813
Parametric Technology                                        280,000(b)       5,530,000
Sterling Commerce                                             95,000(b)       2,921,250
Total                                                                        36,351,406

Electronics (3.2%)
Analog Devices                                               135,000(b)       4,016,250
Microchip Technology                                         155,000(b)       5,366,875
SCI Systems                                                   95,000          2,814,375
Teradyne                                                      95,000(b)       5,183,438
Total                                                                        17,380,938

Energy (5.3%)
Anadarko Petroleum                                           200,000          7,550,000
Tosco                                                        360,000          8,932,500
Ultramar Diamond Shamrock                                    300,000          6,487,500
Unocal                                                       170,000          6,258,125
Total                                                                        29,228,125

Energy equipment & services (2.2%)
Hanover Compressor                                           125,000(b)       3,312,500
Jacobs Engineering Group                                     220,000(b)       8,676,250
Total                                                                        11,988,750

Financial services (6.9%)
Allmerica Financial                                          140,000          7,708,750
Federated Investors Cl B                                     650,000         11,821,874
Franchise Finance Corp of America                             49,600          1,044,700
Lehman Brothers Holdings                                     100,000          5,975,000
Metris Companies                                             135,000          5,450,625
Providian Financial                                           55,000          6,050,000
Total                                                                        38,050,949

Food (2.8%)
Corn Products Intl                                           220,000          5,266,250
Suiza Foods                                                  140,000(b)       4,716,250
U.S. Foodservice                                             120,000(b)       5,580,000
Total                                                                        15,562,500

Furniture & appliances (1.2%)
Ethan Allen Interiors                                        160,000          6,650,000

Health care (3.7%)
Bard (CR)                                                     90,000          4,539,375
Biomet                                                       120,000          5,032,500
Elan ADR                                                      70,000(b,c)     4,882,500
IDEXX Laboratories                                           250,000(b)       5,984,375
Total                                                                        20,438,750

Health care services (0.9%)
Health Management Associates Cl A                            385,000(b)       4,692,188

Industrial equipment & services (2.0%)
Ingersoll-Rand                                               160,000          7,940,000
Wyman-Gordon                                                 305,000(b)       2,821,250
Total                                                                        10,761,250

Insurance (3.9%)
ACE                                                          220,000(c)       6,861,250
Nationwide Financial Services Cl A                           140,100          5,884,200
Protective Life                                              225,000          8,521,875
Total                                                                        21,267,325

Leisure time & entertainment (1.0%)
Polaris Inds                                                 180,000          5,715,000

Media (2.5%)
Journal Register                                             217,200(b)       2,606,400
New York Times Cl A                                          200,000          5,700,000
USA Networks                                                 150,000(b)       5,371,875
Total                                                                        13,678,275

Miscellaneous (1.2%)
Convergys                                                    375,000          6,421,875

Multi-industry conglomerates (5.2%)
Danaher                                                      225,000         11,756,250
Hubbell Cl B                                                 170,000          6,800,000
Interim Services                                             290,000(b)       4,350,000
YORK Intl                                                    160,000          5,650,000
Total                                                                        28,556,250

Paper & packaging (2.9%)
Bemis                                                        170,000          5,280,625
Fort James                                                   165,000          5,228,438
Owens-Illinois                                               215,000(b)       5,375,000
Total                                                                        15,884,063

Restaurants & lodging (3.1%)
Tricorn Global Restaurants                                   120,000(b)       8,430,000
Wendy's Intl                                                 300,000          8,531,250
Total                                                                        16,961,250

Retail (5.7%)
Food Lion Cl A                                               895,000          8,236,797
Lands' End                                                   175,000(b)       6,059,375
Meyer (Fred)                                                 160,000(b)       9,420,000
Tiffany & Co                                                 100,000          7,475,000
Total                                                                        31,191,172

Transportation (3.0%)
Hunt (JB) Transport Services                                 280,000          5,880,000
Kansas City Southern Inds                                     90,000          5,130,000
Wisconsin Central Transportation                             400,000(b)       5,300,000
Total                                                                        16,310,000

Utilities -- electric (8.4%)
Allegheny Energy                                             225,000          6,637,500
Carolina Power & Light                                       200,000          7,562,499
Cinergy                                                      200,000          5,500,000
DTE Energy                                                   175,000          6,726,563
Sierra Pacific Resources                                     200,000          7,037,500
Teco Energy                                                  300,000          5,962,500
Unicom                                                       200,000          7,312,500
Total                                                                        46,739,062

Utilities -- gas (2.5%)
Coastal                                                      203,900          6,728,700
El Paso Energy                                               215,000          7,027,813
Total                                                                        13,756,513

Utilities -- telephone (1.1%)
Cincinnati Bell                                              275,000          6,170,313

Total common stocks
(Cost: $518,534,053)                                                       $548,725,772




Short-term securities (0.6%)
Issuer                                      Annualized       Amount            Value(a)
                                          yield on date    payable at
                                           of purchase      maturity

U.S. government agency (--%)
Federal Home Loan Mtge Corp Disc Nt
   04-23-99                                    4.79%        $200,000           $199,388

Commercial paper (0.6%)

Fleet Funding
   04-29-99                                    4.87        1,500,000(d)       1,494,140
Salomon Smith Barney
   04-01-99                                    4.84        1,600,000          1,599,785
Total                                                                         3,093,925

Total short-term securities
(Cost: $3,293,757)                                                           $3,293,313

Total investments in securities
(Cost: $521,827,810)(g)                                                    $552,019,085


Notes to investments in securities

(a) Securities are valued by procedures described in Note 1 to the financial statements.

(b) Non-income producing.

(c) Foreign security values are stated in U.S. dollars. As of March 31, 1999, the value of foreign securities represented 2.14% of net assets.

(d) Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors." This security has been determined to be liquid under guidelines established by the board.

(e) Security is partially or fully on loan. See Note 4 to the financial statements.

(f) Investments representing 5% or more of the outstanding voting securities of the issuer. Transactions with companies that are or were affiliates during the six months ended March 31, 1999 are as follows:

Issuer          Beginning    Purchase     Sales    Ending    Dividend   Value(a)
                  cost         cost       cost      cost      income

DAOU Systems*  $2,728,750   $4,183,752    $--   $6,912,502     $--   $6,932,500

*Issuer was not an affiliate for the entire period ended March 31, 1999.

(g) At March 31, 1999, the cost of securities for federal income tax purposes was approximately $521,828,000 and the approximate aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                                           $70,061,000
Unrealized depreciation                                           (39,870,000)
                                                                  -----------
Net unrealized appreciation                                       $30,191,000

Quick telephone  reference

AMERICAN EXPRESS FINANACIAL ADVISORS TELEPHONE TRANSACTION SERVICE
Sales  and  exchanges,   dividend  payments  or reinvestments and automatic
payment arrangements:      800-437-3133

AMERICAN EXPRESS CLIENT SERVICE CORPORATION
Fund performance, fund prices, account values, recent account transactions and
account inquiries:         800-862-7919

TTY SERVICE
For the hearing impaired:  800-846-4852

TICKER SYMBOL
Class A: INPRX    Class B: IPRBX    Class Y: IPRYX


                                                               S-6450 N (5/99)
                                    BULK RATE
                                   U.S. POSTAGE
                                      PAID
                                  PERMIT NO. 85
                                   SPENCER, IA

IDS Progressive Fund
IDS Tower 10
Minneapolis, MN 55440-0010

AMERICAN EXRESS Financial Advisors